Financial Risk Management	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial Risk Management
4.	FINANCIAL RISK MANAGEMENT

The Group’s activities expose it to a variety of financial risks: market risk (including foreign currency risk, interest rate risk, and price risks), credit risk and liquidity risk. Within the Group, risk management functions are conducted in relation to financial risks associated to financial instruments to which the Group is exposed during a certain period or as of a specific date.

This section provides a description of the principal risks that could have a material adverse effect on the Group’s strategy in each operations center, performance, results of operations and financial condition. The risks facing the businesses, set out below, do not appear in any particular order of potential materiality or probability of occurrence.

The sensitivity analysis of market risks included below are based on a change in one factor while holding all other factors constant. In practice this is unlikely to occur, and changes in some of the factors may be correlated, for example, changes in interest rate and changes in foreign currency rates.

This sensitivity analysis provides only a limited, point-in-time view. The actual impact on the Group’s financial instruments may differ significantly from the impact shown in the sensitivity analysis.

•	Market Risk management

The market risk to which the Group is exposed is the possibility that the valuation of the Group’s financial assets or financial liabilities as well as certain expected cash flows may be adversely affected by changes in interest rates, exchange rates or certain other price variables.

The following is a description of these risks as well as a detail of the extent to which the Group is exposed and a sensitivity analysis of possible changes in each of the relevant market variables.

Exchange Rate Risk

The value of financial assets and liabilities denominated in a currency different from the Company’s functional currency is subject to variations resulting from fluctuations in exchange rates. Since YPF’s functional currency is the U.S. dollar, the currency that generates the greatest exposure is the Peso (the Argentine legal currency).

The Group does not use derivatives as a hedge against exchange rate fluctuations.

Otherwise, according to the Company’s functional currency, and considering the currency exchange process, the fluctuations in the exchange rate related to the financial assets and liabilities’ value in Pesos do not have any effect in the Other comprehensive income in Shareholders’ equity.

The following table provides a breakdown of the effect a variation of 10% in the prevailing exchange rates on the Group’s net income, taking into consideration the exposure of financial assets and liabilities denominated in Pesos as of December 31, 2018:

	Appreciation (+) / depreciation (-) of exchange rate of Peso against U.S. dollar		Income (loss) for fiscal year ended December 31, 2018
Impact on net income before income tax corresponding to financial assets and liabilities	+10 -10	% %	2,605 (2,605)

Interest Rate Risk

The Group is exposed to risks associated with fluctuations in interest rates on loans and investments. Changes in interest rates may affect the interest income or loss derived from financial assets and liabilities tied to a variable interest rate. Additionally, the fair value of financial assets and liabilities that accrue interests based on fixed interest rates may also be affected.

The table below provides information about the financial assets and liabilities as of December 31, 2018 that accrues interest considering the applicable rate:

	Financial Assets(1)	Financial Liabilities(2)
Fixed interest rate	34,771	274,640
Variable interest rate	889	60,438

Total(3)	35,660	335,078

(1)

Includes temporary investments, loans with related parties and trade receivables with interest-bearing payment agreements. It does not include the rest of the trade receivables that are mostly non-interest bearing.

(2)	Includes only financial loans. Does not include accounts payable, which mostly do not accrue interest.
(3)	Includes principal and interest.

The variable rate financial loans represent 18% of the total loans as of December 31, 2018, and include NO, pre-financing of exports, financing of imports and financial loans with local and international entities. The portion of the loan, which accrues variable interest rate, is mainly exposed to the fluctuations in LIBOR and BADLAR. Approximately 26,277 accrues variable interest of BADLAR plus a spread between 0% and 10% and 30,879 accrues variable interest of LIBOR plus a spread between 1.25% and 4%.

Approximately 86% (289,569) of the total of the financial loans of the Group is denominated in U.S. dollars, 3% (11,563) is in Swiss francs and the remainder is mainly in Pesos, as of December 31, 2018.

Financial assets mainly include, in addition to trade receivables, which have low exposure to interest rate risk, bank deposits, fixed-interest deposits and investments in mutual funds such as money market or short-term fixed interest rate instruments.

The Group’s strategy to hedge interest rate risk is based on investing funds at a variable interest rate, which partially offset financial loans at a variable interest rate, as well as on maintaining relatively low percentages of debt at a variable interest rate.

The Group does not usually use derivative financial instruments to hedge the risks associated with interest rates.

The table below shows the estimated impact on consolidated statement of comprehensive income that an increase or decrease of 100 basis points in the interest rate would have.

	Increase (+) / decrease (-) in the interest rates (basis points)	Income (loss) for fiscal year ended December 31, 2018
Impact on net income after income tax	+100	(248)
	-100	248

Price Risks

The Group is exposed to the own price risk for investments in financial instruments (public securities and mutual funds), which were classified in the statement of financial position as “at fair value through profit or loss”. The Group continuously monitors the change in these investments for significant movements.

As of December 31, 2018, the aggregate value of financial assets at fair value through profit or loss amounts to 18,733.

The following table shows the effect that a 10% variation in the prices of investments in financial instruments would have on the Group’s results as of December 31, 2018:

	Increase (+) / decrease (-) in the prices of investments in financial instruments	Income (loss) for the year ended December 31, 2018
Impact on net income before income tax	+10%	1,873
	-10%	(1,873)

The Group does not use derivative financial instruments to hedge the risks associated with the fluctuation of the price of commodities as well as the risk inherent to investments in public securities and mutual funds.

Likewise, although not considered a financial risk, until recently, the Group was not significantly exposed to commodity price risks, as a result, among other reasons, of the existing regulatory, economic and government policies in force that determined that local prices charged for gasoline, diesel and other fuels were not affected in the short-term by fluctuations in the price of such products in international and regional markets. That is, there was a gap between domestic market prices and international market prices, which was evident in certain periods with price variations in directions (or values) substantially different from those observed in the international market.

However, since the second semester of 2016 a local process was initiated to achieve an orderly transition towards international prices, which implied a gradual decrease in the sales prices of local crude oils (Medanito and Escalante). In the same way, Producers and Refiners entered into new agreements for the above mentioned transition for the purpose of achieving parity with international markets.

The negative domestic macroeconomic conditions that prevailed in 2018 represented a challenge for the new market model, which prevented the full deployment of such conditions over the year. Also, see Note 2.c.

In consequence, the aforementioned price risk exposure has changed and it will depend on the capacity of the Group to transfer to its fuel prices on the local market, the variations in international prices as well as the possibility of adapting its costs to such changes.

•	Liquidity Risk management

Liquidity risk is associated with the possibility of a mismatch between the need of funds to meet short, medium or long-term obligations.

As mentioned in previous paragraphs, the Group intends to align the maturity profile of its financial debt to be related to its ability to generate enough cash flows for its cancellation, as well as to finance the projected expenditures for each year. As of December 31, 2018 the availability of liquidity reached 46,028, considering cash of 6,678 and other liquid financial assets of 39,350. Uncommitted bank credit lines together with the capital market constitute an important source of funding. Likewise, YPF has the ability to issue additional debt under the negotiable obligations global program originally approved by the Shareholders meeting in 2008 expanded in September 2012, in April 2013, in February 2015, in April 2016 and extended in 2017

The following table sets forth the maturity dates of the Group’s financial liabilities as of December 2018:

	December 31, 2018
	Maturity date
	0 - 1 year	1 - 2 year	2 -3 year	3 - 4 year	4 - 5 year	More than 5 years	Total
Financial liabilities
Loans	64,826	27,581	55,191	23,124	18,526	145,830	335,078
Other liabilities	722	80	52	35	33	349	1,271
Accounts payable(1)	83,733	2,101	9	1,244	—	—	87,087

	149,281	29,762	55,252	24,403	18,559	146,179	423,436

(1)	The amounts disclosed are the contractual, undiscounted cash flows associated to the financial liabilities given that they do not differ significantly from their face values

Most of the Group’s loans contain usual covenants for contracts of this nature. Approximately 56% of the outstanding loans as of December 31, 2018 are subject to financial covenants related to the average ratio and debt service coverage ratio.

Under the terms of the loan agreements and NO, if the Group breached a covenant or if it could not remedy it within the stipulated period, it would default, a situation that would limit its liquidity and, given that the majority of its loans contain cross default provisions, it could result in an early enforceability of its obligations.

•	Credit Risk management

Credit risk is defined as the possibility of a third party not complying with its contractual obligations, thus negatively affecting results of operations of the Group.

Credit risk in the Group is measured and controlled on an individual customer basis. The Group has its own systems to conduct a permanent evaluation of credit performance of all of its debtors, and the determination of risk limits with respect to third parties, in line with best practices using for such end internal customer records and external data sources.

Financial instruments that potentially expose the Group to a credit concentration risk consist primarily of cash and cash equivalents, trade receivables and other receivables. The Group invests excess cash primarily in high liquid investments with financial institutions with a strong credit rating both in Argentina and abroad. In the normal course of business and based on ongoing credit evaluations to its customers, the Group provides credit to its customers and certain related parties.

Likewise, the Group accounts for doubtful trade losses in the statement of comprehensive income, based on specific information regarding its clients.

Provisions for doubtful accounts are measured by the criteria mentioned in Note 2.b.18.

The maximum exposure to credit risk of the Group of December 31, 2018 based on the type of its financial instruments and without excluding the amounts covered by guarantees and other arrangements mentioned below is set forth below:

Maximum exposure as of December 31, 2018
Cash and cash equivalents	46,028
Other financial assets	124,731

Considering the maximum exposure to the risk of the Other financial assets based on the concentration of the counterparties, credit with the National Government and direct agencies accounts for approximately 34% (36,979), while the Group’s remaining debtors are diversified.

Following is the breakdown of the financial assets past due as of December 31, 2018:

	Current trade receivable	Other current receivables
Less than three months past due	19,720	1,262
Between three and six months past due	5,926	48
More than six months past due	3,337	788

	28,983	2,098

At such date, the provision for doubtful trade receivables amounted to 2,776 and the provisions for other doubtful receivables amounted to 619. These provisions are the Group’s best estimate of the losses incurred in relation with accounts receivables.

Guarantee Policy

As collateral of the credit limits granted to customers, the Group receives several types of guarantees from its customers. In the gas stations and distributors market, where generally long-term relationships with customers are established, mortgages prevail. For foreign customers, joint and several bonds from their parent companies prevail. In the industrial and transport market, bank guarantees prevail. To a lesser extent, the Group has also obtained other guarantees such as credit insurances, surety bonds, guarantee customer – supplier, and car pledges, among others.

The Group has effective guarantees granted by third parties for a total amount of 24,377, 10,789 and 9,300 as of December 31, 2018, 2017 and 2016, respectively.

During the fiscal year ended December 31, 2018, the Group did not execute guarantees. During the fiscal years ended December 31, 2017 and 2016, the Group executed guarantees received for an amount of 2 and 1, respectively.